SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 25, 2004

DYAX CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-24573	04-3053198
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

300 Technology Square, Cambridge, MA  02139

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:

(617) 225-2500

Item 5.    Other Events.

On May 25, 2004, Dyax Corp. issued a press release announcing that, pending further preclinical review, DX-88 has been placed on clinical hold.  A copy of that press release is attached as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

99.1         Press release of Dyax Corp., dated May 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: May 25, 2004	By:	/s/ Stephen S. Galliker
Stephen S. Galliker
Executive Vice President, Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Dyax Corp., dated May 25, 2004.